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                                                                    Exhibit 99.2

                      NCS HEALTHCARE, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                    (In thousands, except share information)

                                                               (Unaudited)    (Note A)
                                                               December 31,    June 30,
                                                                  2002          2002
                                                                ---------    ---------
ASSETS
Current Assets:
     Cash and cash equivalents                                  $  30,651    $  42,539
     Accounts receivable, less allowances                          82,410       85,808
     Inventories                                                   28,714       30,593
     Other                                                          3,546        2,863
                                                                ---------    ---------
           Total current assets                                   145,321      161,803

Property and equipment, at cost net of accumulated
     depreciation and amortization                                 24,899       28,118
Goodwill                                                           84,398       80,487
Other assets                                                        5,859        7,385
                                                                ---------    ---------
           Total assets                                         $ 260,477    $ 277,793
                                                                =========    =========

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities:
     Line of credit in default                                  $ 206,130    $ 206,130
     Convertible subordinated debentures in default               102,514      102,361
     Accounts payable                                              45,770       45,336
     Accrued expenses and other liabilities                        38,307       31,406
                                                                ---------    ---------
           Total current liabilities                              392,721      385,233

Long-term debt, excluding current portion                             416          549
Other                                                                  39           73

Stockholders' Deficit:
    Preferred stock, par value $.01 per share,
      1,000,000 shares authorized; none issued                          -            -
    Common stock, par value $.01 per share:
    Class A - 50,000,000 shares authorized; 18,543,101
      and 18,461,599 shares issued and outstanding at
      December 31, 2002 and June 30, 2002, respectively               185          184
    Class B - 20,000,000 shares authorized; 5,208,707 and
      5,255,210 shares issued and outstanding at December 31,
      2002 and June 30, 2002, respectively                             52           53
    Paid-in capital                                               272,018      271,943
    Accumulated deficit                                          (404,954)    (380,242)
                                                                ---------    ---------
           Total stockholders' deficit                           (132,699)    (108,062)
                                                                ---------    ---------
           Total liabilities and stockholders' deficit          $ 260,477    $ 277,793
                                                                =========    =========

Note A: The balance sheet at June 30, 2002 has been derived from the audited consolidated financial statements at that date, but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

            See notes to condensed consolidated financial statements.

                      NCS HEALTHCARE, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                    UNAUDITED
                   (In thousands, except per share information)

                                                           Three Months Ended         Six Months Ended
                                                               December 31,              December 31,
                                                            2002         2001         2002         2001
                                                         ---------    ---------    ---------    ---------
Revenues                                                 $ 165,832    $ 161,708    $ 329,585    $ 319,544
Cost of revenues                                           138,922      135,327      277,143      265,983
                                                         ---------    ---------    ---------    ---------
Gross profit                                                26,910       26,381       52,442       53,561
Selling, general and administrative expenses                41,546       25,089       64,307       50,420
                                                         ---------    ---------    ---------    ---------
Operating income (loss)                                    (14,636)       1,292      (11,865)       3,141
Interest expense, net                                        6,702        6,456       12,726       13,409
                                                         ---------    ---------    ---------    ---------
Loss before income taxes and cumulative effect of
   accounting change                                       (21,338)      (5,164)     (24,591)     (10,268)
Income tax expense                                              60           75          120          150
                                                         ---------    ---------    ---------    ---------
Loss before cumulative effect of accounting change         (21,398)      (5,239)     (24,711)     (10,418)
Cumulative effect of accounting change                          --           --           --     (222,116)
                                                         ---------    ---------    ---------    ---------
Net loss                                                 $ (21,398)   $  (5,239)   $ (24,711)   $(232,534)
                                                         =========    =========    =========    =========

Net loss per common share before cumulative effect of
  accounting change - basic and diluted                  $   (0.90)   $   (0.22)   $   (1.04)   $   (0.44)
Cumulative effect of accounting change                          --           --           --        (9.37)
Net loss per common share - basic and diluted            $   (0.90)   $   (0.22)   $   (1.04)   $   (9.80)
                                                         =========    =========    =========    =========
Weighted average number of common shares outstanding -
  basic and diluted                                         23,721       23,717       23,719       23,717
                                                         =========    =========    =========    =========

            See notes to condensed consolidated financial statements.

                      NCS HEALTHCARE, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   UNAUDITED
                                 (In thousands)

                                                              Six Months Ended
                                                                 December 31,
                                                              2002        2001
                                                           ---------    ---------
Operating activities
Net loss                                                   $ (24,711)   $(232,534)
Adjustments to reconcile net loss to net cash (used in)
   provided by operating activities:
         Cumulative effect of accounting change                   --      222,116
         Depreciation and amortization                         6,136        6,574
         Changes in assets and liabilities:
                  Accounts receivable, net                     2,194       (1,026)
                  Accrued expenses and other liabilities       8,232        6,302
                  Other, net                                   1,490          424
                                                           ---------    ---------
Net cash (used in) provided by operating activities           (6,659)       1,856
                                                           ---------    ---------

Investing activities
Purchases of businesses                                       (4,170)          --
Capital expenditures for property and equipment, net          (2,283)      (2,728)
Other                                                          1,266         (120)
                                                           ---------    ---------
Net cash used in investing activities                         (5,187)      (2,848)
                                                           ---------    ---------

Financing activities
Repayment of long-term debt                                     (115)        (276)
Proceeds from exercise of stock options                           73           --
                                                           ---------    ---------
Net cash used in financing activities                            (42)        (276)
                                                           ---------    ---------

Net decrease in cash and cash equivalents                    (11,888)      (1,268)
Cash and cash equivalents at beginning of period              42,539       39,464
                                                           ---------    ---------
Cash and cash equivalents at end of period                 $  30,651    $  38,196
                                                           =========    =========

            See notes to condensed consolidated financial statements.


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


                      NCS HEALTHCARE, INC. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
                                    UNAUDITED

1. The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For further information, refer to the consolidated financial statements and footnotes thereto included in NCS HealthCare, Inc.'s Form 10-K for the year ended June 30, 2002.

2. On December 15, 2002, Genesis Health Ventures, Inc. ("Genesis") and Omnicare, Inc. ("Omnicare") entered into a Termination and Settlement Agreement, whereby Genesis agreed to terminate its previously disclosed Agreement and Plan of Merger with NCS HealthCare, Inc. ("NCS") effective December 16, 2002.

      On January 15, 2003, Omnicare closed its $5.50 per share cash tender offer for all of the outstanding shares of Class A common stock and Class B common stock of NCS. In connection with the transaction, Omnicare paid cash consideration totaling approximately $469 million for all of the then-outstanding NCS shares and all NCS debt in default, plus accrued interest. Promptly following the closing of the merger, NCS Class A common stock was delisted from the Over-The-Counter Bulletin Board and is no longer publicly traded.

3. The following table sets forth the computation of basic and diluted earnings per share in accordance with Statement of Financial Accounting Standards No. 128, "Earnings per Share" (SFAS No. 128):

                                                          Three Months Ended         Six Months Ended
                                                             December 31,              December 31,
                                                        ----------------------    ----------------------
                                                           2002         2001         2002         2001
                                                        ----------------------    ----------------------
                                                          (in thousands, except per share information)
Numerator:
  Numerator for basic earnings per share - net loss     $ (21,398)   $  (5,239)   $ (24,711)   $(232,534)
  Effect of dilutive securities:
     Convertible debentures                                    --           --           --           --
                                                        ----------------------    ----------------------

     Numerator for diluted earnings per share           $ (21,398)   $  (5,239)   $ (24,711)   $(232,534)
                                                        ======================    ======================

Denominator:
   Denominator for basic earnings per share -
     weighted average common shares                        23,721       23,717       23,719       23,717
                                                        ----------------------    ----------------------
   Effect of dilutive securities:
      Stock options                                            --           --           --           --
      Convertible debentures                                   --           --           --           --
                                                        ----------------------    ----------------------
   Dilutive potential common shares                            --           --           --           --
                                                        ----------------------    ----------------------

   Denominator for diluted earnings per share              23,721       23,717       23,719       23,717
                                                        ======================    ======================

Basic and diluted earnings per share:
   Loss before cumulative effect of accounting change   $   (0.90)   $   (0.22)   $   (1.04)   $   (0.44)
   Cumulative effect of accounting change                      --           --           --        (9.37)
   Net loss per share                                   $   (0.90)   $   (0.22)   $   (1.04)   $   (9.80)
                                                        ======================    ======================


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


      At December 31, 2002 and 2001, NCS had 2,434,716 and 1,954,798,
      respectively, of employee stock options that are potentially dilutive that were not included in the computation of diluted earnings per share as their effect would be antidilutive. NCS had $102.5 million and $102.2 million of convertible subordinated debentures outstanding at December 31, 2002 and 2001, respectively, that were convertible into 3,258,104, shares of Class A common stock, that were not included in the computation of diluted earnings per share as their effect would be antidilutive for all periods presented.

4.    NCS elected early adoption of Statement of Financial Accounting Standards
      (SFAS) No. 142 "Goodwill and Other Intangible Assets" effective July 1, 2001. NCS recorded a non-cash charge of $222.1 million to reduce the carrying value of its goodwill as a result of the adoption of SFAS No.
      142. In accordance with the requirements of SFAS No. 142, the charge has been recorded as a cumulative effect of accounting change in NCS' fiscal 2002 consolidated statement of operations.


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